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                    WELLS FARGO DIRECTOR (SERIES II AND IIR)
                              SEPARATE ACCOUNT ONE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-101924


       SUPPLEMENT DATED JUNE 15, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

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                SUPPLEMENT DATED JUNE 15, 2004 TO YOUR PROSPECTUS

Effective as of the close of the New York Stock Exchange on August 13, 2004, the Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, and Hartford Global Technology HLS Fund Sub-Accounts are closed to new and subsequent premium payments and transfers of Contract Value.

In addition, the Hartford MidCap Value HLS Fund and Hartford Small Company HLS Fund Sub-Accounts are not available for any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program established after August 13, 2004.

If your Contract was issued before May 3, 2004, the Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, and Hartford Global Technology HLS Fund Sub-Accounts are not available for any Dollar Cost Averaging, InvestEase, Asset Rebalancing Program or other administrative program established after August 13, 2004.

Any Dollar Cost Averaging, InvestEase, Asset Rebalancing Program or other administrative program established on or before August 13, 2004, that includes transfers of Contract Value or allocations to the Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, or Hartford Global Technology HLS Fund Sub-Accounts will continue uninterrupted.

The Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, and Hartford Global Technology HLS Fund will remain open:

     - to certain owners of older Contracts as a result of settlement of litigation against Hartford;
     -    to certain owners of other investment products offered by Hartford;
          and
     -    to certain qualified retirement plans.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4307


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                SUPPLEMENT DATED JUNE 15, 2004 TO YOUR PROSPECTUS

The following is hereby added to your prospectus under the section titled, "How are the Premium Payments applied to my Contract?":

CALIFORNIA SENIORS - THE SENIOR PROTECTION PROGRAM

Effective for Contracts delivered on or after July 1, 2004, any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either:

     -   Elect the Senior Protection Program, or
     - Elect to immediately allocate the initial Premium Payments to the other investment options.

Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.

If you elect the Senior Protection Program you will not be able to participate in any Investease(R) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.

You may elect to terminate your participation in the Senior Protection Program at any time. If you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Hartford Money Market HLS Fund Sub-Account to another investment option we will automatically terminate your participation in the Senior Protection Program. If your participation in the Senior Protection Program is terminated, any Contract Value allocated to the Hartford Money Market HLS Fund Sub-Account will be automatically reallocated as initially scheduled 35 days after your initial Premium Payment is invested. The reallocation will occur in accordance with your original investment instructions unless you direct us otherwise.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-4305